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                                                                  EXHIBIT 10.40

                         PHYSICIAN HEALTH CORPORATION

                              AMENDMENT NO. 2 TO
                               ESCROW AGREEMENT
                               ----------------


     THIS AGREEMENT, dated as of October   , 1997, is among Physician Health
                                         --
Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital II,
                                          -------
L.P. ("WPC") (in its capacity only as escrow agent hereunder, and not as an
       ---
Investor, the "Escrow Agent"), each of the investors set forth on the signatures
               ------------
pages below (Weston Presidio Capital II, L.P. and each of the other investors being hereinafter referred to as the "Investors"), and Paribas Principal
                                      ---------
Incorporated (the "Additional Investor").
                   -------------------

     1.   ESCROW AGREEMENT; DEFINITIONS.  This Agreement amends the Escrow
          -----------------------------
Agreement dated as of June 16, 1997 (the "Escrow Agreement"), as amended to
                                          ----------------
date, among the Company, WPC, and the Investors. Capitalized terms not otherwise defined in this Agreement are used as defined in the Escrow Agreement.

     2.   AMENDMENT OF ESCROW AGREEMENT.  The Escrow Agreement is amended as
          -----------------------------
follows, effective as of the date hereof:

     2.1  Amendment of Recitals.  The Recitals to the Escrow Agreement are
          ---------------------
deleted and replaced in their entirety with the following:

     "Recitals:  The Company and the Investors have entered into the Purchase
      --------
     Agreement pursuant to which, among other things, the Investors have agreed to purchase Investor Securities, on the terms and subject to conditions set forth in the Purchase Agreement (a) at the Third Closing on the condition that certificates for such Investor Securities be held in the Securities Escrow created hereby and (b) at the Second Closing, the proceeds of which shall be held in the Purchase Price Escrow created hereby."

     2.2  Amendment of Section 2.  Section 2 of the Escrow Agreement is deleted
          ----------------------
and replaced in its entirety with the following:

     "2.  Second Closing Escrow.  Pursuant to Section 2.4 of the Purchase
          ---------------------
     Agreement, on the date of the Second Closing under the Purchase Agreement,
     (a) the Company shall deliver to the Investors certificates evidencing the respective Investor Securities set forth in Exhibit 1 of the Purchase Agreement for the Second Closing, and (b) the Investors shall deposit the purchase price therefor into an interest-bearing account with the Company's principal depository bank as specified
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     by the Company (the "Purchase Price Escrow"), from which withdrawal of
                          ---------------------
     funds shall be made to the Company upon its request for specific acquisitions permitted by the Purchase Agreement. Investor Securities contained in the Securities Escrow and cash and other investments contained in the Purchase Price Escrow are referred to collectively as the "Escrow
                                                                       ------
     Assets"."
     ------

     2.3  Amendment of Section 3.1.  Section 3.1 of the Escrow Agreement is
          ------------------------
deleted and replaced in its entirety with the following:

            "3.1  Disposition of Escrow Assets in respect of the Second Closing.
                  -------------------------------------------------------------
     Pursuant to Section 2.4 of the Purchase Agreement, immediately upon the request by the Company to the Escrow Agent for the release to the Company of all or a portion of the funds held in the Purchase Price Escrow for acquisitions permitted by the Purchase Agreement, funds from the Purchase Price Escrow shall be so released to the Company in accordance with such request."

     2.4  Amendment of Section 3.4.  Section 3.4 of the Escrow Agreement is
          ------------------------
deleted and replaced in its entirety with the following:

            "3.4  Closing out of Securities Escrow and Purchase Price Escrow.
                  ----------------------------------------------------------
     Except to the extent the Escrow Agent has received written notice of a claim for dispositions from the Securities Escrow or Purchase Price Escrow,
     (a) on April 14, 1998, the Escrow Agent shall deliver to the Company any remaining Investor Securities in the Securities Escrow in respect of the Third Closing, in accordance with Section 2.5 of the Purchase Agreement; and (b) upon the earlier of the closing of an underwritten public offering of Common Stock registered under the federal Securities Act of 1933 and having aggregate net cash proceeds (or market value of freely tradable marketable securities with a market float reasonably satisfactory to the Required Holders) of at least $20,000,000 and June 16, 2000, the Escrow Agent shall release any funds remaining in the Purchase Price Escrow in respect of the Second Closing, in accordance with Section 2.4 of the Purchase Agreement."

     3.  JOINDER OF ADDITIONAL INVESTOR.  The Additional Investor joins in and
         ------------------------------
becomes a party to the Escrow Agreement as an Investor.

     4.  GENERAL.  Except to the extent expressly amended hereby, the provisions
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of the Purchase Agreement shall remain unmodified and are confirmed as being in full force and effect. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the Purchase Agreement and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed

                                      -2-
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instrument and may be executed in any number of counterparts, which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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     The undersigned have executed this Agreement under seal as of the date first above written.

Company:                 PHYSICIAN HEALTH CORPORATION



                         By
                           ---------------------------------------
                           Title:


Escrow Agent:            WESTON PRESIDIO CAPITAL II, L.P.

                         By:  WESTON PRESIDIO CAPITAL
                              MANAGEMENT II, L.P.

                         By
                           ---------------------------------------
                           General Partner


Investors:               WESTON PRESIDIO CAPITAL II, L.P.

                         By:  WESTON PRESIDIO CAPITAL
                              MANAGEMENT II, L.P.

                         By
                           ---------------------------------------
                           General Partner


                         BANCBOSTON INVESTMENTS INC.


                         By
                           ---------------------------------------
                           Title:


                         MERCURY ASSET MANAGEMENT plc, on
                         behalf of ROWAN NOMINEES LIMITED


                         By:
                            --------------------------------------
                            Title:

                         NATWEST VENTURES INVESTMENTS LIMITED


                         By:
                            --------------------------------------
                            Title:


                         ST. PAUL VENTURE CAPITAL IV, LLC


                         By:
                            --------------------------------------
                            Title:


                         PARTECH U.S. PARTNERS III C.V.


                         By:
                            --------------------------------------
                            Title:


                         U.S. GROWTH FUND PARTNERS C.V.


                         By:
                            --------------------------------------
                            Title:


                         AXA U.S. GROWTH FUND LLC


                         By:
                            --------------------------------------
                            Title:


                         DOUBLE BLACK DIAMOND II LLC


                         By:
                            --------------------------------------
                            Title:

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                         ALMANORI LIMITED


                         By:
                            --------------------------------------
                            Title:


                         MULTINVEST LIMITED


                         By:
                            --------------------------------------
                            Title:


                         NATIONAL CITY VENTURE CORPORATION



                         By:
                            --------------------------------------
                            Title:



Additional Investor:     PARIBAS PRINCIPAL INCORPORATED


                         By:
                            --------------------------------------
                            Title:

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